Exhibit 21.1

SUBSIDIARIES OF THE REGISTRANT

AKAMAI TECHNOLOGIES LTD.	Incorporated in the United Kingdom
AKAMAI TECHNOLOGIES GMBH	Incorporated in Germany
AKAMAI TECHNOLOGIES SARL	Incorporated in France
AKAMAI TECHNOLOGIES NETHERLANDS BV	Incorporated in the Netherlands
AKAMAI INTERNATIONAL BV	Incorporated in the Netherlands
AKAMAI TECHNOLOGIES SECURITIES CORPORATION	Incorporated in Massachusetts
K STREAMING LLC	Organized in Delaware
AKAMAI SALES LLC	Organized in Delaware
AKAMAI JAPAN G.K.	Incorporated in Japan
AKAMAI TECHNOLOGIES INDIA PRIVATE LTD.	Incorporated in India
AKAMAI TECHNOLOGIES SPAIN SL	Incorporated in Spain
AKAMAI TECHNOLOGIES SINGAPORE PVT. LTD.	Incorporated in Singapore
AJ TECHNOLOGIES LTD	Incorporated in the Cayman Islands
AKAMAI (BEIJING) TECHNOLOGIES, CO. LTD.	Incorporated in the People's Republic of China
AKAMAI TECHNOLOGIES AB	Incorporated in Sweden
AKAMAI TECHNOLOGIES SOLUTIONS (INDIA) PRIVATE LTD.	Incorporated in India
AKAMAI TECHNOLOGIES YUHAN HOESA	Incorporated in South Korea
AKAMAI TECHNOLOGIES S.R.I.	Incorporated in Italy
AKAMAI TECHNOLOGIES INTERNATIONAL AG	Incorporated in Switzerland
AKAMAI TECHNOLOGIES HONG KONG LIMITED	Incorporated in Hong Kong
AKAMAI TECHNOLOGIES POLAND SP. Z.O.O.	Incorporated in Poland
AKAMAI TECHNOLOGIES S.R.O.	Incorporated in the Czech Republic
AKAMAI TECHNOLOGIES E SERVICOS DO BRASIL LTDA.	Incorporated in Brazil
AKAMAI TECHNOLOGIES APJ PTE LTD.	Incorporated in Singapore
AKAMAI TECHNOLOGIES ISRAEL LIMITED	Incorporated in Israel
AKAMAI TECHNOLOGIES CANADA	Incorporated in Canada
AKAMAI TECHNOLOGIES COSTA RICA SRL	Incorporated in Costa Rica
AKAMI TEKNOLOGI HIZMETLERI LIMIITED SIKRETI	Incorporated in Turkey
AKAMAI NETWORKS B.V.	Incorporated in the Netherlands
AKAMAI TECHNOLOGIES LIMITED	Incorporated in Taiwan
AKAMAI TECHNOLOGIES MALAYSIA SDN BHD	Incorporated in Malaysia
AKAMAI TECHNOLOGIES BELGIUM SPRL	Incorporated in Belgium
PROLEXIC TECHNOLOGIES UK LTD.	Incorporated in the United Kingdom
PROLEXIC TECHNOLOGIES HONG KONG LTD.	Incorporated in Hon Kong
AKAMAI TECHNOLOGIES LLC	Organized in Russia
AKAMAI TECHNOLOGIES DENMARK APS	Incorporated in Denmark
AKAMAI TECHNOLOGIES LUXEMBOURGH SARL	Incorporated in Luxembourg
BLOXX LTD.	Incorporated in the United Kingdom
BLOXX INC.	Incorporated in Delaware
CODEMATE APS	Incorporated in Denmark
OCTOSHAPE APS	Incorporated in Denmark
OCTOSHAPE UK LTD.	Incorporated in the United Kingdom
OCTOSHAPE SINGAPORE PTE LTD.	Incorporated in Singapore